UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2025

NioCorp Developments Ltd.

(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation)	001-41655 (Commission File Number)	98-1262185 (IRS Employer Identification No.)

7000 South Yosemite Street, Suite 115
Centennial, Colorado 80112
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (720) 334-7066

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	NB	The Nasdaq Stock Market LLC
Warrants, each exercisable for 1.11829212 Common Shares	NIOBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On February 14, 2025, NioCorp Developments Ltd. (the “Company”) became aware of unauthorized third-party access to its information systems, including portions of its email systems, that resulted in misdirected vendor payments totaling approximately $0.5 million (the “cybersecurity incident”). The Company self-discovered the cybersecurity incident and promptly notified certain financial institutions and federal law enforcement in an effort to, among other matters, recover the misdirected vendor payments. In addition, upon discovery of the cybersecurity incident, the Company began taking steps to investigate, contain, assess and remediate the cybersecurity incident.

Although the Company believes that the cybersecurity incident is limited to the misdirected vendor payments, the Company’s investigation of the cybersecurity incident remains ongoing and the full scope, nature and impact of the cybersecurity incident are not yet known. As of the date of this filing, the Company has not yet determined whether the cybersecurity incident is reasonably likely to materially impact the Company’s overall financial condition or its results of operations, including whether the Company will ultimately be able to recover all or a portion of the misdirected vendor payments.

Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 and forward-looking information within the meaning of applicable Canadian securities laws. These forward-looking statements, include, but are not limited to, statements regarding the Company’s current beliefs, understanding and expectations regarding the cybersecurity incident and its scope, nature and impact on the Company’s business, operations and financial results. Factors that could cause actual results to differ from those expressed in these forward-looking statements include the outcome of the Company’s ongoing assessment of the cybersecurity incident and its ability to remediate the impact of the cybersecurity incident; legal, regulatory, reputational and financial risks resulting from the cybersecurity incident or additional cybersecurity incidents; and the risks described in the Company’s Annual Report on Form 10-K for the year ended June 30, 2024 and subsequent Quarterly Reports on Form 10-Q. Unless required by law, the Company expressly disclaims any obligation to update publicly any forward-looking statements, whether as result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIOCORP DEVELOPMENTS LTD.

DATE: February 19, 2025	By:	/s/ Neal S. Shah
		Name:	Neal S. Shah
		Title:	Chief Financial Officer